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                                                                   Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-2


Section 7.3 Indenture                 Distribution Date:              9/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,617,000.00
            Class B Note Interest Requirement                        157,616.67
            Class C Note Interest Requirement                        262,500.00
                      Total                                        2,037,116.67

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.37500
            Class B Note Interest Requirement                           1.60833
            Class C Note Interest Requirement                           2.08333

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,176,000,000
            Class B Note Principal Balance                           98,000,000
            Class C Note Principal Balance                          126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)    Required Owner Trust Spread Account Amount                 14,000,000.00



                                           By:_________________________________
                                           Name:  Patricia M. Garvey
                                           Title: Vice President